UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 11, 2013
RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53293	26-2383102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Third Avenue, Suite 22, New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 983-1310

Desert Gateway, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01                      Other Events

On March 11, 2013, Retrophin, Inc. issued a press release announcing positive results from a series of in vitro and in vivo experiments with its RE-024 development program.  RE-024 is a molecule designed to treat pantothenate kinase-associated neurodegeneration (PKAN), an inherited, progressive and fatal neurodegenerative disease.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 11, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: March 11, 2013	By:	/s/ Martin Shkreli
Name: Martin Shkreli
Title: Chief Executive Officer